UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): MAY 10, 2007 (MAY 8, 2007)

                                ZONE 4 PLAY, INC.
             (Exact name of registrant as specified in its charter)

         NEVADA                        000-51255                 98-0374121
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

     103 FOULK ROAD, WILMINGTON, DE                                     19803
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02: DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On May 8, 2007, the board of directors of the registrant removed Shimon Citron from his positions as Chief Executive Officer and President of the registrant. Mr. Citron remains a director of the registrant. Uri Levy, the registrant's Chief Financial Officer has been appointed as acting Chief Executive Officer and President of the registrant in addition to his current position as Chief Financial Officer. Mr. Levy's biography and employment terms can be found under items 9, 10 and 13 of the registrant's annual report on Form 10K-SB. The Form 10-KSB was filed with the Securities and Exchange Commission on March 30, 2007, and the referenced items are incorporated herein by reference.

On May 8, 2007, Ronen Zadok resigned from his position as a member of the registrant's board of directors.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  ZONE 4 PLAY, INC.
                                                  (REGISTRANT)

                                                  BY: /S/ URI LEVY
Date: May 10, 2007                                ----------------
                                                  URI LEVY
                                                  ACTING CHIEF EXECUTIVE OFFICER
                                                  AND CHIEF FINANCIAL OFFICER